Mairs & Power Small Cap Fund
Schedule of Investments
as of March 31, 2024 (Unaudited)

COMMON STOCKS - 99.8%	Shares	Value
Communication Services - 0.7%
The Marcus Corp.	167,023	$2,381,748

Consumer Discretionary - 3.6%
Gentherm, Inc.(a)	137,380	7,910,341
Polaris, Inc.	38,400	3,844,608
		11,754,949

Consumer Staples - 6.9%
Casey's General Stores, Inc.	43,333	13,799,394
MGP Ingredients, Inc.	103,810	8,941,155
		22,740,549

Financials - 19.2%
Alerus Financial Corp.	122,641	2,677,253
Associated Banc-Corp.	419,261	9,018,304
Cullen/Frost Bankers, Inc.	95,800	10,784,206
Glacier Bancorp, Inc.	211,920	8,536,138
Piper Sandler Cos.	53,100	10,539,819
QCR Holdings, Inc.	149,178	9,061,072
Wintrust Financial Corp.	119,346	12,458,529
		63,075,321

Health Care - 10.1%
Bio-Techne Corp.	98,000	6,898,220
CVRx, Inc.(a)	98,605	1,795,597
Exact Sciences Corp.(a)	23,500	1,622,910
Inspire Medical Systems, Inc.(a)	41,975	9,015,810
Medpace Holdings, Inc.(a)	28,370	11,465,736
Neogen Corp.(a)	151,100	2,384,358
		33,182,631

Industrials - 28.4%(b)
AAR Corp.(a)	197,778	11,840,969
Generac Holdings, Inc.(a)	70,972	8,952,408
Graco, Inc.	8,710	814,037
Hub Group, Inc. - Class A	292,420	12,638,392
John Bean Technologies Corp.	110,535	11,594,016
nVent Electric PLC	164,875	12,431,575
Oshkosh Corp.	39,750	4,957,223
Tennant Co.	68,214	8,295,504
The AZEK Co., Inc.(a)	275,852	13,853,287
The Toro Co.	88,200	8,081,766
		93,459,177

Information Technology - 20.3%
Altair Engineering, Inc. - Class A(a)	136,750	11,781,013
Clearfield, Inc.(a)	255,593	7,882,488
Entegris, Inc.	74,507	10,471,214
Jamf Holding Corp.(a)	397,767	7,299,024
Littelfuse, Inc.	47,127	11,421,228
Plexus Corp.(a)	97,720	9,265,810
SkyWater Technology, Inc.(a)	166,390	1,692,186
Workiva, Inc.(a)	83,967	7,120,402
		66,933,365

Materials - 6.2%
HB Fuller Co.	149,109	11,889,952
Knife River Corp.(a)	106,050	8,598,534
		20,488,486

Utilities - 4.4%
Black Hills Corp.	136,200	7,436,520
Northwestern Energy Group, Inc.	132,600	6,753,318
		14,189,838
TOTAL COMMON STOCKS (Cost $228,306,691)		328,206,064

SHORT-TERM INVESTMENTS - 0.3%
Money Market Funds - 0.3%	Shares
First American Government Obligations Fund - Class X, 5.23%(c)	906,497	906,497

TOTAL SHORT-TERM INVESTMENTS (Cost $906,497)		906,497

TOTAL INVESTMENTS - 100.1% (Cost $229,213,188)		$329,112,561
Liabilities in Excess of Other Assets - (0.1)%		(192,712)
TOTAL NET ASSETS - 100.0%		$328,919,849

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bank Global Fund Services.

PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)	The rate shown represents the 7-day effective yield as of March 31, 2024.

Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Investment Valuation
Each equity security owned by a Fund that is listed on a securities exchange, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), is valued at its last sale price on the exchange on the date as of which assets are valued. When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded. Fund securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price. If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at (i) the mean between the most recent quoted bid and asked prices at the close of the exchange on such day or (ii) the latest sales price on the Composite Market for the day such security is being valued. “Composite Market” means a consolidation of the trade information provided by national securities and foreign exchanges and over-the- counter markets as published by an approved independent pricing service (a “Pricing Service”).

Debt securities, such as U.S. government securities, corporate securities, municipal securities and asset-backed and mortgage-backed securities, including short-term debt instruments having a maturity of 60 days or less, are valued at the mean in accordance with prices supplied by a Pricing Service. Pricing Services may use various valuation methodologies such as the mean between the bid and the asked prices, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. If a price is not available from a Pricing Service, the most recent quotation obtained from one or more broker-dealers known to follow the issue will be obtained. Quotations will be valued at the mean between the bid and the offer. In the absence of available quotations, the securities will be priced at fair value. Any discount or premium is accreted or amortized over the expected life of the respective security using the constant yield to maturity method. Pricing Services generally value debt securities assuming orderly transactions of an institutional round lot size, but such securities may be held or transactions may be conducted in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots.

Demand notes and repurchase agreements are valued at cost. If cost does not represent current market value the securities will be priced at fair value.

Redeemable securities issued by open-end, registered investment companies are valued at the net asset values (“NAVs”) of such companies for purchase and/or redemption orders placed on that day. If, on a particular day, a share of an investment company is not listed on NASDAQ, such security’s fair value will be determined.

When market quotations are not readily available, any security or other asset is valued at its fair value in accordance with Rule 2a-5 of the 1940 Act as determined under the Adviser’s fair value pricing procedures, subject to oversight by the Trust’s Board of Trustees (the “Board”). These fair value procedures will also be used to price a security when corporate events, events in the securities market or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair market value. The intended effect of using fair value pricing procedures is to ensure that each Fund is accurately priced.

FASB ASC Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value. ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments. These inputs are summarized in the three broad levels listed below:

• Level 1 – Quoted prices in active markets for identical securities.
• Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
• Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of March 31, 2024:

Mairs & Power Small Cap Fund
	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	328,206,064	–	–	328,206,064
Money Market Funds	906,497	–	–	906,497
Total Assets	329,112,561	–	–	329,112,561

Refer to the Schedule of Investments for industry classifications.